     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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     In connection with the shareholder report of American Century Quantitative
Equity Funds (the "Registrant") on Form N-CSR for the period ending December 31,
2003 (the "Report"), we, the undersigned, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:   February 28, 2004

                                   /s/ William M. Lyons
                                   ---------------------------------------
                                   William M. Lyons
                                   President
                                   (chief executive officer)

                                   /s/ Maryanne L. Roepke
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                                   Maryanne L. Roepke
                                   Sr. Vice President, Treasurer, and
                                   Chief Accounting Officer
                                   (chief financial officer)